Annual Shareholders Meeting

READING

INTERNATIONAL

Presented on May 15, 2014

Safe Harbor Statement







Our comments today may contain forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.

Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.

Financial Reconciliations







READINGCINEMAS

Use of EBITDA;

We use EBITDA in our evaluation of our performance since we believe that EBITDA provides a useful measure of financial performance and value. We believe this principally for the following reasons:

We believe that EBITDA is an industry comparative measure of financial performance. It is, in our experience, a measure commonly used by analysts and financial commentators who report on the cinema exhibition and real estate industries and a measure used by financial institutions in underwriting the creditworthiness of companies in these industries. Accordingly, our management monitors this calculation as a method of judging our performance against our peers and market expectations and our creditworthiness. Also, analysts, financial commentators and persons active in the cinema exhibition and real estate industries typically value enterprises engaged in these businesses at various multiples of EBITDA. Accordingly, we find EBITDA valuable as an indicator of the underlying value of our businesses. We expect that investors may use EBITDA to judge our ability to generate cash, as a basis of comparison to other companies engaged in the cinema exhibition and real estate businesses and as a basis to value our company against such other companies.

EBITDA is not a measurement of financial performance under accounting principles generally accepted in the United States of America and should not be considered in isolation or construed as a substitute for net income or other operations data or cash flow data prepared in accordance with accounting principles generally accepted in the United States for purposes of analyzing our profitability. The exclusion of various components such as interest, taxes, depreciation and amortization necessarily limit the usefulness of these measures when assessing our financial performance as not all funds depicted by EBITDA are available for management's discretionary use. For example, a substantial portion of such funds are subject to contractual restrictions and functional requirements to service debt, to fund necessary capital expenditures and to meet other commitments from time to time as described in more detail in this Annual Report on Form 10-K.

EBIT and EBITDA also fail to take into account the cost of interest and taxes. Interest is clearly a real cost that for us is paid periodically as accrued. Taxes may or may not be a current cash item but are nevertheless real costs which, in most situations, must eventually be paid. A company that realizes taxable earnings in high tax jurisdictions may, ultimately, be less valuable than a company that realizes the same amount of taxable earnings in a low tax jurisdiction. EBITDA fails to take into account the cost of depreciation and amortization and the fact that assets will eventually wear out and have to be replaced.

EBITDA, as calculated by us, may not be comparable to similarly titled measures reported by other companies.

Our Business

Develop, own, and operate internationally diversified entertainment and real property assets

- ❑ **Cinema Exhibition**









- ❑ **Real Estate**
  - ➢ **Real estate development**
  - ➢ **Rental of retail, commercial and live theater assets.**





Our Business





Cinema Exhibition:

- 56 Cinemas, 467 of screens
- 12th largest by market share in U.S., 26 Cinemas / 249 screens
- 4th largest by market share in Australia, 21 Cinemas / 165 screens
- 3rd largest by market share in New Zealand, 9 Cinemas / 53 screens

Real Estate:

- Undeveloped Real Estate Properties
  - Acreage 330.5
  - Gross Book Value $85.2Mil
- Developed Real Estate Properties
  - Rental 290,000 square footage
  - Entertainment 336,000 square footage
  - Parking Structure Space 2,448
  - Gross Book Value $182.1Mil
- Long-Term Leasehold Real Estate Holdings
  - Rental 10,000 square footage
  - Entertainment 145,000 square footage
  - Gross Book Value $15.8Mil

Business Synergies






READINGCINEMAS

Our two business segments complement one another :

- Comparatively consistent Cinema cash flows allow opportunistic acquisition and holding of real estate assets.
- Comparatively consistent Cinema cash flows help fund front-end real estate development cash demands.
- Friendly Landlord
  - Lease duration stability reduces cinema build-out & equipment investment risk.
  - Landlord controls quality of neighboring ancillary tenants.
- Friendly Tenant
  - Dependable anchor tenant attracts ancillary retail tenants.

Cinema Exhibition

READING INTERNATIONAL

We manage our worldwide cinema exhibition businesses under various different brands:



Reading Cinemas USA — READING CINEMAS

Angelika Film Center USA — ANGELIKA FILM CENTER

CONSOLIDATED THEATRES

CITY CINEMAS



Reading Cinemas AUS — READING CINEMAS



Reading Cinemas NZ — READING CINEMAS

Rialto Cinemas NZ — RIALTO CINEMAS

Real Estate

READING INTERNATIONAL


READING CINEMAS

- the ownership of fee or long-term leasehold interests in properties used in our cinema exhibition activities or which were acquired for the development of cinemas or cinema-based real estate development projects;
- the leasing to shows of our live theaters; and
- the acquisition of fee interests in land for general real estate development;
- the redevelopment of our existing fee owned cinema or live theater sites to their highest and best use.




TRIBECA
FILM
FESTIVAL



Equity Snapshot


READING
CINEMAS


READING
CINEMAS

TOWER

- 22.0 mil shares Class A Nonvoting Common,
- 1.5 mil shares Class B Voting Common

NASDAQ Listed:	This Year		Prior Year	
	RDI		RDI	
Price (Class A and B) (05/14/2014) vs. (05/14/2013):	$ 7.54	$ 9.55	$ 6.03	$ 6.50
Market Cap (Class A and B) (05/14/2014) vs. (05/14/2013):	$180.2 mil		$140.5 mil	
Shares Outstanding (03/31/2014) vs. (03/31/2013)	23.5 mil		23.3 mil	
Float (05/14/2014) vs. (05/14/2013)	17.1 mil		17.0 mil	
Revenues (YTD to 12/31/2013 & 2012)	$258.2 mil		$254.4 mil	
Net income (loss) (YTD to 12/31/2013 & 2012)	$9.0 mil		($0.9) mil	
EBITDA (YTD to 12/31/2013 & 2012)	$39.2 mil		$36.8 mil	

Source: Yahoo Finance, Company 10K Dec 31, 2013, & 10Q for Mar 31, 2014

Business Mix

Assets by Business


Corp.
6%
[6%]
Real
Estate
37%
[38%]
Cinema
Exhibit'n
57%
[56%]

Total: $386.8 Million

Revenue by Business


Real
Estate
7%
[8%]
Cinema
Exhibit'n
93%
[92%]

Total: $258.2 Million

Geographic Mix

Assets by Region



New Zealand
20%
[18%]
USA
29%
[29%]
Australia
51%
[53%]

Total: $386.8 Million

Revenue by Region



New Zealand
10%
[10%]
Australia
39%
[42%]
USA
51%
[48%]

Total: $258.2 Million

Cinema Exhibition Valuation
(as of 5/07/2014)

READING INTERNATIONAL

Ticker	Name	# of Screen	Cinema Revenue (ttm) (mil)	Cinema EBITDA est. (ttm) (mil)	Cinema EBITDA / Screen (ttm)
RDI	Reading International	438	$ 238.1	$ 32.8	$ 74,929

Ticker	Name	# of Screen	Market Cap (mil)	Price/ Book (mrq)	EV/Rev (ttm)	EV/ EBITDA (ttm)	EBITDA (ttm) (mil)	EBITDA/ Screen (ttm)
RGC	Regal Entertainment	7,394	$ 2,900	N/A	1.6	8.6	$ 569.8	$ 77,056
MCS	Marcus Corporation	685	$ 445	1.4	1.6	8.7	$ 81.3	$ 118,672
CKEC	Carmike Cinemas	2,670	$ 767	3.1	1.1	6.7	$ 113.5	$ 42,494
CNK	Cinemark Holdings	5,563	$ 3,330	3.1	1.8	8.4	$ 578.9	$ 104,068
	Average	4,078	$ 1,860	2.5	1.5	8.1	$ 335.9	$ 82,358
RDI	Reading International	467	$ 166	1.3	1.2	7.6	$ 39.8	

Source: Yahoo Finance, Company 10Q Mar 31, 2014

Real Estate Valuation

(as of 5/07/2014)

READING INTERNATIONAL

Ticker	Name	Property Revenue (ttm)	Propert EBITDA est. (ttm)
RDI	Reading International	$ 18.6	$ 3.2

Ticker	Name	Market Cap (mil)	Price/ Book (mrq)	EV/Rev (ttm)	EV/EBITDA (ttm)	EBITDA (ttm)
AHD	Amalgamated Holdings Limited	$ 1,450	1.6	1.7	11.8	$ 117.3
AEC	Associated Estates Realty	$ 1,010	1.7	9.6	19.0	$ 95.2
CDR	Cedar Realty Trust Inc.	$ 422	1.2	8.8	14.4	$ 85.0
EPR	Entertainment Properties Trust	$ 2,870	1.6	12.2	14.4	$ 298.6
	Average	$ 1,438	1.5	8.1	14.9	$ 149.0
RDI	Reading International	$ 166	1.3	1.2	7.6	$ 39.8

Source: Yahoo Finance, Company 10Q Mar 31, 2014

Cinema Exhibition

READING INTERNATIONAL

Country		Wholly Owned	Con	Un	Man	Total
Australia	- Cinemas	18	2	1	0	**21**
	Screens	138	11	16	0	**165**
New Zealand	- Cinemas	7	0	2	0	**9**
	Screens	40	0	13	0	**53**
United States	- Cinemas	24	1	0	1	**26**
	Screens	242	3	0	4	**249**
Total	**- Cinemas**	**49**	**3**	**3**	**1**	**56**
	Screens	**420**	**14**	**29**	**4**	**467**

Angelika Film Center USA
ANGELIKA FILM CENTER
CITY CINEMAS
CONSOLIDATED THEATRES
Reading Cinemas AUS
READING CINEMAS
Reading Cinemas NZ
READING CINEMAS
Reading Cinemas USA
READING CINEMAS
Rialto Cinemas NZ
RIALTO CINEMAS

Box Office Revenue

United States Australia and New Zealand



Industry - CAGR 3.55%
Reading - CAGR 10.96%
US, AU, & NZ Box Office (US $B)
Reading Box Office (US $ Mil)
12.0
10.0
8.0
6.0
4.0
2.0
-
180.0
160.0
140.0
120.0
100.0
80.0
60.0
40.0
20.0
-
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 Est.

US Cinemas

26 Cinemas
- 1 Freehold Cinemas
- 25 Leasehold Cinemas

United States Box Office Revenue



Industry - CAGR 3.18%
Reading - CAGR 12.43%
US Box Office (US $B)
Reading Box Office (US $ Mil)
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
-
100.0
90.0
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 Est.



Hawaii
Kahala
Kapolei
Koko Marina
Ko'olau
Mililani
Pearlridge
Ward
Kaahumanu
Manhattan
East 86th Street
Paris
Beekman
Cinemas 123
Village East
AFC NY
Tower
Rohnert Park
Valley Plaza
Cal Oaks
Carmel
Town Square
Grossmont
Gaslamp
AFC Dallas
AFC Plano
Manville
AFC Mosaic
Freehold Cinemas
Leasehold Cinemas

AU Cinemas

20 Cinemas
- 2 Freehold ETRC
- 3 Freehold Cinemas
- 15 Leasehold Cinemas

Australia Box Office Revenue



Industry - CAGR 7.22%
Reading - CAGR 8.37%
AU Box Office (US $B)
Reading Box Office (US $ Mil)
1.4
1.2
1.0
0.8
0.6
0.4
0.2
-
80.0
70.0
60.0
50.0
40.0
30.0
20.0
10.0
-
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 Est.



Northern Territory
Western Australia
South Australia
Queensland
New South Wales
Victoria
Tasmania
Townsville
Bundaberg
Redbank
Harbourtown
Dubbo
Maitland
Charlestown
Rhodes
Auburn
Rouse Hill
Belmont
Mandurah
Elizabeth
Westlakes
Sunbury
Epping
Melton
Chirnside
Waurn Ponds
Dandenong
Freehold ETRC
Freehold Cinemas
Leasehold Cinemas

NZ Cinemas

7 Cinemas
- 1 Freehold ETRC
- 3 Freehold Cinemas
- 3 Leasehold Cinemas

New Zealand Box Office Revenue



Industry - CAGR 8.69%
Reading - CAGR 15.02%
NZ Box Office (US $B)
0.2
0.1
0.1
0.1
0.1
0.1
0.0
0.0
-
Reading Box Office (US $ Mil)
18.0
16.0
14.0
12.0
10.0
8.0
6.0
4.0
2.0
-
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014 Est.



BAY OF ISLANDS
AUCKLAND
Rotorua
NORTH ISLAND
Napier
Courtenay Central
WELLINGTON
Porirua
SOUTH ISLAND
CHRISTCHURCH
Palms
Queenstown
DUNEDIN
Invercargill
STEWART ISLAND
Freehold ETRC
Freehold Cinemas
Leasehold Cinemas

Cinema Growth Strategy

READING INTERNATIONAL

Ward

- ❑ Large Circuit Acquisition
- ❑ Largest Grossing Box Office in Hawaii
- ❑ 16 Screens - 100% digitalized
  - ✓ 7 Dolby Digital 3D
  - ✓ TITAN XC Screen
  - ✓ DOLBY ATMOS
  - ✓ Reserved seating


TITAN XC
DOLBY ATMOS

Cal Oaks

- ❑ Single Cinema Acquisition
- ❑ Acquired end of July 2011
- ❑ $4.2M
- ❑ 17 Screens - 100% digitalized
  - ✓ 4 Dolby Digital 3D



Dunedin

- ❑ Property Acquisition
- ❑ Reopen in mid 2014
- ❑ 6 Screens - 100% digitalized



AFC Mosaic

- ❑ Organic growth in Northern Virginia – Opened in Sep 2012
- ❑ State-of-the-art boutique cinema
- ❑ 8 Screens - 100% digitalized
  - ✓ 2 Dolby Digital 3D
  - ✓ Reserved seating



AFC Union Market

- ❑ Organic growth in Washington DC – Open in 2015
- ❑ State-of-the-art boutique cinema
- ❑ 8 Screens - 100% digitalized
  - ✓ Reserved seating



AFC Plano

- ❑ Managed Single Cinema Acquisition
- ❑ Acquired end of December 2013
- ❑ 5 Screens - 100% digitalized



Internationally Diversified Company


New Zealand
United States
Australia

Australia Asset Base

Australia Freehold

- ✓ Auburn ETRC
- ✓ Belmont ETRC
- ✓ Bundaberg
- ✓ Maitland
- ✓ Melbourne Office
- ✓ Newmarket
- ✓ Waurn Ponds - Ground Lease


READING






CINEMAS
La Porchetta


READING
GOLD LOUNGE



Australia Leasehold

- ✓ Charlestown
- ✓ Chirnside Park
- ✓ Dandenong
- ✓ Dubbo
- ✓ Elizabeth
- ✓ Epping
- ✓ Harbourtown
- ✓ Mandurah
- ✓ Melton
- ✓ Redbank
- ✓ Rhodes
- ✓ Rouse Hill
- ✓ Sunbury
- ✓ Townsville
- ✓ Westlakes

- ✓ Mt. Gravatt (1/3 Ownership)

Australia Asset Base






CINEMAS

Cinema Assets

- 21 Cinemas / 165 screens

Real Estate:

- Undeveloped Real Estate Properties
  - Acreage 56.5
  - Gross Book Value $59.4Mil
- Developed Real Estate Properties
  - Rental 168,000 square footage
  - Entertainment 124,000 square footage
  - Parking Structure Space 1,307
  - Gross Book Value $85.6Mil
- Long-Term Leasehold Real Estate Holdings
  - Rental 6,000 square footage
  - Entertainment 38,000 square footage
  - Gross Book Value $4.0Mil





Plans / Potential Opportunities

- Auburn (Sydney) up zoning & resulting Phase II
- Newmarket (Brisbane) Phase II


READING



Auburn ETRC

- Bought the property in 1998
- Opened 2000
- Real Estate Development Properties
  - 2.6 acres; Book Value $1.8Mil
- Income Producing Real Estate Holdings
  - 60,000 rental and 57,000 entertainment
  - Book Value $30.6Mil
- 9 Screens, Gold Lounge, Dolby Digital 3D
- Stores are Fully leased


KATHMANDU


READING
CINEMAS
ALCATRAZ


READING
CINEMAS

Burwood

SOLD

- Bought the property in 1996 former quarry and brick manufacturing plant
- Located within a Major Activity Centre and identified by Whitehorse City Council as Priority Development.
- 50.6 acres ; AUS$52.1Mil Book Value







Reading International Announces AUS$65.0 million Burwood, Australia Property Sale

READING INTERNATIONAL

SOLD

Los Angeles, California, - (BUSINESS WIRE) – May 12, 2014 – Reading International, Inc. (NASDAQ:RDI) announced today that we have entered into a contract to sell our undeveloped 50.6 acre parcel in Burwood, Victoria, Australia.

The sale is to an affiliate of Australand Holdings Limited for a purchase price of AUS$65.0 million (US$59.1 million). The contract is not subject to any due diligence or board approval conditions, and it is currently anticipated that the sale will close on or before May 23, 2014. The buyer's performance is guaranteed by Australand Holdings Limited.

Reading will receive AUS$6.5 million (US$5.9 million) on the closing. The balance of the purchase price is due on December 31, 2017. The agreement provides for mandatory pre-payments in the event that any of the land is sold by the buyer, any such prepayment being in an amount equal to the greater of (a) 90% of the net sale price or (b) the balance of the purchase price multiplied by a fraction the numerator of which is the square footage of property being sold by the buyer and the denominator of which is the original square footage of the property being sold to the buyer. The agreement does not provide for the payment of interest on the balance owed.

Our book basis in the property is AUS$52.1 million. However, this figure includes (i) a capitalized allocation of AUS$11.3 million of our aggregate interest expense during the period we held the property and (ii) an AUS$12.0 million upward mark to market revaluation in connection with a 2001 merger transaction. Netting out this interest allocation and this merger mark-to-market revaluation, our investment in the property totals AUS$28.8 million.

Newmarket


NH
LOW CLEARANCE 2.3m


coles





AU Cinemas
Non Financial Statistics Summary

READING INTERNATIONAL



JUNE 27

JUPITER ASCENDING

Theater Name	# of Auditorium	Stadium Auditorium	Titan XC	Digital 3D	Digitalized
Auburn	10	-	-	2	10
Belmont	10	10	1	4	10
Bundaberg	4	-	-	2	4
Charlestown	8	8	1	4	8
Chirnside Park	8	8	-	2	8
Dandenong	6	6	-	2	6
Dubbo	5	5	-	2	5
Elizabeth	8	8	-	2	8
Epping	10	-	-	2	10
Harbourtown	14	14	-	3	14
Maitland	4	-	-	2	4
Mandurah	6	6	-	2	6
Melton	5	5	-	2	5
Redbank	8	8	-	2	8
Rhodes	8	8	-	2	8
Rouse Hill	9	9	-	3	9
Sunbury	5	5	-	2	5
Townsville	6	6	1	2	6
Waurn Ponds	8	8	1	3	8
West Lakes	7	7	-	2	7
Total AU Owned Cinemas	**149**	**121**	**4**	**47**	**149**


PLANES
FIRE & RESCUE

INTO THE WOODS

THE EXPENDABLES

New Zealand Asset Base

New Zealand Freehold

- ✓ Courtenay Central ETRC
- ✓ Invercargill
- ✓ Manukau
- ✓ Napier
- ✓ Rotorua
- ✓ Lake Taupo
- ✓ Dunedin

New Zealand Leasehold

- ✓ Palms (Christchurch)
- ✓ Porirua
- ✓ Queenstown








READING CINEMAS



New Zealand Asset Base

READING INTERNATIONAL

Cinema Assets

- 9 Cinemas / 53 screens

Real Estate:

- Undeveloped Real Estate Properties
  - Acreage 72
  - Gross Book Value $21.8Mil
- Developed Real Estate Properties
  - Rental 63,000 square footage
  - Entertainment 137,000 square footage
  - Parking Structure Space 1,086
  - Gross Book Value $48.0Mil

Plans / Potential Opportunities

- Courtenay Central Phase II
- Lake Taupo
- Manukau, Auckland potential up-zoning
- Opening in Dunedin
- Potential opening in Auckland






READING
CINEMAS


PARKING
CASUAL
PERMANENT




READING
CINEMAS



Courtenay Central ETRC

- High Quality Entertainment and Retail Centre
- Bought the property in 1998
- Opened 2002
- One of the largest grossing cinemas in New Zealand
- 10 Screens, Gold Lounge, TITAN XC, Dolby Digital 3D
- Income Producing Real Estate Holdings
  - 33,000 rental and 76,000 entertainment
  - Book Value $26.2Mil







READING CINEMAS



Courtenay
central

Courtenay Central Car Parks

Multi Story/Surface Parking

READING INTERNATIONAL

- Existing car park produces strong cash flow; integration into development
- Planned supermarket would fill current under utilized ground surface parking lot
- Following the recent earthquake in Wellington, New Zealand which resulted in the closure of our Courtenay Central Car Park, repairs are now proceeding and reopening is scheduled for mid 2014.
- Income Producing Real Estate Holdings
  - 1,086 space parking structure
  - Book Value $10.5Mil
- Real Estate Development Properties
  - 1.1acres; Book Value $7.0Mil




PARKING
CASUAL
PERMANENT


READING
CINEMAS
central
TORY
4X4

Courtenay Central Progressive - "Countdown"

- Project will open in late 2015 or early 2016
- 42,000 sq. ft. Countdown Supermarket
- The countdown brand is operated by Progressive Enterprises, who are owned by Woolworths, one of the largest and most solid companies in Australia.
- Reconfigures about 10,000 sq. ft. of existing space
- Access to the existing center, cinema. ETRC
- Approximately 100 additional parking spaces.



Wakefield St
SUPERMARKET
SERVICE ACCESS, LOADING, TRUCK MANOEUVRING
RECONFIGURED EXISTING CARPARK
RECONFIGURED FOODCOURT AND RETAIL



PROJECT SITE
READING PROPERTY SITE
WAKEFIELD STREET
COURTENAY PLACE
TORY STREET
PEDESTRIAN LINKAGE
MAIN STREETS



countdown
220 Wakefield

Manukau



Puhinui Road
South Western Motorway
Prices Road



Airface
12,621 sq m
Piggott
1,494 sq m
Kirkpatrick
63,347 sq m
Piggott
81,310 sq m
Steele
77,623 sq m
Tunicin
359,880 sq m
Kirkpatrick
203,914 sq m
Tunicin
266,128 sq m
Cooney
66,218 sq m
Tunicin
63,539 sq m
Landplan
255,225 sq m
McAlister
7,072 sq m

NZ Cinemas
Non Financial Statistics Summary


MOCKINGJAY


HERCULES
JULY


MARVEL
GUARDIANS OF THE GALAXY

Theater Name	# of Auditorium	Stadium Auditorium	Titan XC	Digital 3D	Digitalized
Courtenay	10	10	1	4	10
Invercargill	5	5	-	2	5
Napier	4	4	-	2	4
Palms	8	8	-	3	8
Porirua	5	5	-	2	5
Rotorua	5	5	-	2	5
Queenstown	3	3	-	2	3
Total NZ Owned Cinemas	**40**	**40**	**1**	**17**	**40**


DAWN PLANET APES


THE FAULT IN OUR STARS
JUNE 6


ANGELINA JOLIE
MALEFICENT

United States Asset Base

READING INTERNATIONAL

USA Freehold

- ✓ Cinema 123
- ✓ Coachella
- ✓ Minetta Lane
- ✓ Orpheum
- ✓ Old Railroad Properties
- ✓ Royal George Theatre
- ✓ Union Square


MILILANI 16






READING
CINEMAS


WARD 16 THEATRES





USA Leasehold

Mainland

- ✓ AFC Dallas
- ✓ AFC Mosaic
- ✓ AFC NY
- ✓ AFC Plano
- ✓ Beekman
- ✓ Cal Oaks
- ✓ Carmel Mtn.
- ✓ Gaslamp
- ✓ Grossmont
- ✓ Manville
- ✓ Paris
- ✓ Rohnert Park
- ✓ Tower
- ✓ Town Square
- ✓ Valley Plaza
- ✓ Village East

Hawaii

- ✓ Kaahumanu
- ✓ Kahala
- ✓ Kapolei
- ✓ Koko Marina
- ✓ Ko'olau
- ✓ Mililani
- ✓ Pearlridge
- ✓ Ward

Managed Cinemas

- ✓ East 86th Street

United States Asset Base

READING INTERNATIONAL




WARD 16 THEATRES

Cinema Assets

- 26 Cinemas / 249 screens

Real Estate:

- Undeveloped Real Estate Properties
  - Acreage 202
  - Gross Book Value $4.0Mil
- Developed Real Estate Properties
  - Rental 59,000 square footage
  - Entertainment 75,000 square footage
  - Parking Structure Space 55
  - Gross Book Value $48.6Mil
- Long-Term Leasehold Real Estate Holdings
  - Rental 4,000 square footage
  - Entertainment 107,000 square footage
  - Gross Book Value $11.8Mil





Plans / Potential Opportunities

- Cinema 123 New York development
- Union Square New York development
- Village East leasehold interest $5.9M
- Additional Angelika locations (Angelika branding)
- Exhibition industry consolidation




READING CINEMAS

Cinemas 123 Currently

- Bought the property in 2005
- 3 screens, two of which are 3D
- Currently zoned for Restricted Central Commercial and General Residents
- 21,000 sq. ft.; Book Value $23.8Mil



REGENCY HOSP
E 61 ST
205 E 61
CHILDREN'S ALL DAY SCH
121-25 E 60
770 LEX
767 LEX
153 E 60
155-61 E 60
241 E 60
E 60 ST
N R Q
NY ASSOC FOR THE BLIND 111-15 E 59
505 PARK
111-15 E 59
750 LEX
4
5
6
BLOOMINGDALE'S
ALL SAINTS CH
TRAM TO ROOSEVELT ISLAND
E 59 ST
499 PARK
58TH ST LIBRARY 110 E 59
130 E 59
133 E 58
BLOOMBERG 731 LEXINGTON
DECORATION & DESIGN BLDG 979 THIRD
215 E 58
FINE ARTS BLDG 232 E 59
E 58 ST
GALLERIA 115 E 57
RITZ TOWER
135 E 57
ARCH & DESRS BLDG 150 E 58
145 E 57
244 E 58
E 57 ST
445 PARK
118 E 57
130 E 57
686 LEX
LOMBARDY HOTEL
125 E 56
695 LEX
138-40 E 57
681 LEX
FITZPATRICK MHTN HOTEL
950 THIRD
942 THIRD
155 E 56
JACOB BLAUSTEIN BLDG
227 E 56
PS 59
ART & DESIGN HS
PARK AVE
THIRD AVE
SECOND AVE
E 56 ST



CINEMA 1 2 & 3
CAPTURING THE FRIEDMANS
SPELLBOUND
WHALE RIDER



Cinemas 123
Development Example

- We are currently studying the feasibility of redeveloping our Cinemas 1, 2 & 3 property into a commercial and/or residential high rise.
- Located in the Upper East of the Borough of Manhattan
- Neighborhood is Manhattan's premier luxury retail and residential community that boasts one of the highest household incomes in the City.


E 59th St
E 59th St
3rd Ave
SUBJECT
E 60th St
E 60th St
3rd Ave



Union Square

READING INTERNATIONAL

- Bought the property in 2001
- Live theatre with 499 seat, and varies retail tenants
- 21,000 sq. ft. rental; 17,000 sq. ft. of entertainment; Book Value $8.9Mil



915 B'WAY
139 FIFTH
135 FIFTH
903-11 B'WAY
902 B'WAY
PARK S
251 PARK S
Gramercy Park N
56 FIFTH
E 20 ST
50 FIFTH
897 B'WAY
894 B'WAY
250 PARK S
123 FIFTH
119 FIFTH
AMC LOWES 19TH ST TH 890 B'WAY
NATL ARTS CLUB
235 PARK S
23 GRAMERCY PARK
BROTHERHOOD SYN
E 19 ST
140 FIFTH
134 FIFTH
130 FIFTH
115 FIFTH
111 FIFTH
881 B'WAY
879 B'WAY
37 E 18
230 PARK S
222 PARK S
233 PARK S
225 PARK S
121 E 18
67 IRVING
E 18 ST
122 FIFTH
118-20 FIFTH
103 FIFTH
101 FIFTH
FDNY ENG 14
17 E 17
870 B'WAY
860 B'WAY
200 PARK S
215 PARK S
105 E 17
W HOTEL
ST. JOHN THE BAPTIST ORTH CH
E 17 ST
N
Q
R
114 FIFTH
110 FIFTH
87-89 FIFTH
41 UNION SQ
37UNION SQ
35 UNION SQ
33 UNION SQ
45 IRVING
W IRVING HS
E 16 ST
UNION SQUARE
UNION SQ W
UNION SQ E
104 FIFTH
100 FIFTH
79 FIFTH
18 E 16
7 E 15
13-17 E 15
29 UNION SQ
19 UNION SQ
181-87 UNION SQ
DARYL ROTH TH
116 E 16
33 IRVING
FILLMORE NY AT IRVING PLAZA
34 IRVING
E 15 ST
RESEARCH INST OF AMERICA 90 FIFTH
FIFTH AVE
71 FIFTH
HEALTH CTR
15 UNION SQ
5 UNION SQ
1 UNION SQ
10 UNION SQ
IRVING PL
CON EDISON 4 IRVING
THIRD AVE
E 14 ST
L
4
5
6
80 FIFTH
78 FIFTH
74-76 FIFTH
NEW SCH OF SOCIAL RESEARCH
PARSONS
4 UNION SQ S
853 B'WAY
119-21
841
REGAL UNION SQ
NYU



LIQUOR SHOP



NEW YORK FILM ACADEMY
TRACES
LIQUORS
SUNNY NAILS

Union Square Development Example

- Heart of the Union Square neighborhood, with unobstructed view of the Union Square Park.
- Landmarked on October 29, 2013
- We are currently studying the feasibility of redeveloping our Union square property within the constrains of the landmarking of the building.







Coachella

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IV
V
HUGHES
III
PHASE I
II
VI
VII
VIII
I
IX
PHASE II
PHASE I
X
XI
PHASE II



Looking North From Tyler Street, Toward Avenue 47



Looking Southwest toward Parcel 17
(Route 86-S Westerly Border)


North Palm Springs
Palm Dr
Varner Rd
R I V E R S I D E
Dillon Rd
E Vista Chino
C o a c h e l l a   V a l l e y
Palm Springs
Thousand Palms
10
Washington St
111
Cathedral City
Rancho Mirage
Highway 111
Bermuda Dunes
Palm Desert
Indian Wells
Subject
Indio
74
111
Cahuilla Hills
La Quinta
Coachella
Spur
86
5 miles
bing

US Cinemas
Non Financial Statistics Summary



HOBBIT

THE BOXTROLLS
9-26-14

Theater Name	# of Auditorium	Stadium Auditorium	Titan XC	Digital 3D	Digitalized	Digitalization over the Next 12Mth
AFC - Dallas	8	8	-	2	8	-
AFC - Mosaic	8	8	-	2	8	-
AFC - New York	6	-	-	3	6	-
AFC - Plano	5	5	-	1	5	-
Beekman	2	-	-	2	2	-
Cal Oaks	17	17	-	4	17	-
Carmel Mountain	12	-	-	-	-	12
Cinemas 1, 2 3	3	2	-	2	3	-
Gaslamp	15	15	-	7	15	-
Grossmont	10	10	-	4	10	-
Kaahumanu	6	-	-	4	6	-
Kahala	8	-	-	2	8	-
Kapolei	16	-	-	4	16	-
Koko Marina	8	8	-	2	8	-
Ko Olau	10	10	-	3	10	-
Manville	12	12	-	4	12	-
Mililani Town Center	14	14	-	4	14	-
Paris	1	-	-	1	1	-
Pearlridge West	12	-	-	4	12	-
Rohnert Park	16	16	-	4	16	-
Tower	3	1	-	2	3	-
Town Square	14	14	-	4	14	-
Valley Plaza	16	16	-	4	16	-
Village East	7	2	-	3	7	-
Ward	16	16	1	7	16	-
Total US Owned Cinemas	**245**	**174**	**1**	**79**	**233**	**12**
86th Street East	4	-	-	4	4	-
Total Managed Cinemas	**4**	**-**	**-**	**4**	**4**	**-**
Total US Owned & Managed Cinemas	**249**	**174**	**1**	**83**	**237**	**12**



Dolphin Tale 2
SEPTEMBER 19

LIVE
DIE
REPEAT
TOM CRUISE EMILY BLUNT
EDGE OF TOMORROW

US Arts Circuit vs. First Run Split


FADING GIGOLO


THE RAILWAY MAN


THE LUNCHBOX
20th Sept

Theatre Name	US Art	US First Run	Total US
AFC - Dallas	8		8
AFC - Mosaic	8		8
AFC - New York	6		6
AFC - Plano	5		5
Beekman		2	2
Cal Oaks		17	17
Carmel Mountain		12	12
Cinemas 1, 2 3		3	3
Gaslamp		15	15
Grossmont		10	10
Kaahumanu		6	6
Kahala	8		8
Kapolei		16	16
Koko Marina		8	8
Ko Olau		10	10
Manville		12	12
Mililani Town Center		14	14
Paris	1		1
Pearlridge West		12	12
Rohnert Park		16	16
Tower 3	3		3
Town Square		14	14
Valley Plaza		16	16
Village East		7	7
Ward		16	16
86th Street	4		4
Total	**43**	**206**	**249**


X-MEN
DAYS OF FUTURE PAST


SANDLER
BARRYMORE
BLENDED


BATMAN 4

2013 Accomplishments

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- Unlocking Value
  - Moonee Ponds AU$23.0 Mil


SOLD

  - Burwood AU$65.0 Mil


SOLD

- Investor Presentations
  - IDEAS Investor Conference Aug 27, 2013
  - Wedbush Securities California Dreamin' Consumer Management Access Conference Dec 10, 2013
  - Gabelli & Company 6th Annual Movie & Entertainment Conference June 5, 2014

2013 Financial Results

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INTERNATIONAL

Twelve Month 2013 Highlights

READING INTERNATIONAL


INTO THE
STORM


JESSABELLE
AUGUST 29


TARZAN

- our revenue for the 2013 Twelve Months was $258.2 million compared to $254.4 million in the 2012 Twelve Months, an increase of $3.8 million or 1.5%, driven primarily by increased revenue from our U.S. cinema operations;
- our EBITDA for the 2013 Quarter was $10.9 million compared to $8.8 million in the 2012 Quarter, an increase of $2.1 million or 23.9%;
- our EBITDA for the 2013 Twelve Months was $39.2 million compared to $36.8 million in the 2012 Twelve Months, an increase of $2.4 million or 6.6%
- on May 29, 2013, we replaced our loan on the Minetta and Orpheum Theatres with a $7.5 million 5-year credit facility with Sovereign Bank.

Twelve Month 2013 Highlights


PADDINGTON
ARRIVING 2014


BEFORE I GO TO SLEEP



- we paid off our $9.0 million loan with Sutton Hill Capital, LLC which had an interest of 8.25%.

- in October 2013, we entered into a definitive purchase and sale agreement for the sale of our properties located in Moonee Ponds, Victoria, Australia.

Summary Financial Data

Income Statement	Year Ended December 31,	
($ in thousands)	2013	2012
Revenues	$ 258,221	$ 254,430
Operating expenses	237,286	235,303
Operating income	20,935	19,127
Net income (loss) from continuing operations	12,718	2,282
Net income (loss) applicable to common shareholders	9,041	(914)
Earnings (loss) Per Share from continuing ops - fully diluted	0.38	(0.02)
Earnings (loss) Per Share from discontinued ops - fully diluted	--	(0.02)
Earnings (loss) Per Share - fully diluted	0.38	(0.04)
EBITDA	39,217	36,800
EBITDA change	$ 2,417	

Source: Company 10K December 31, 2013

Note: For reconciliation to closest GAAP equivalent please refer to reconciliation slide

Reconciliation of EBITDA to Net Income

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($ in thousands)	Twelve Months Ended December 31, 2013	2012
EBITDA	$ 39,217	$ 36,800
Interest expense, net	(10,037)	(16,426)
Income tax benefit (expense)	(4,942)	(4,904)
Depreciation & amortization	(15,197)	(16,049)
Adjustment for discontinued operations	--	(335)
Net income (loss)	$ 9,041	$ (914)

Source: Company 10K December 31, 2013

Summary Balance Sheet

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($ in thousands)	12/31/2013	12/31/2012
Cash and Cash Equivalents and Time Deposits	$ 37,696	$ 46,531
Receivables	9,087	8,514
Other Current Assets	8,334	10,673
Total Current Assets	55,117	65,718
Operating property, net	191,660	202,778
Land held for sale	11,052	
Investment and Development Property, net	74,230	94,922
Investment in Unconsolidated Joint Ventures and Entities	6,735	7,715
Other Assets	48,013	57,455
Total Assets	**$ 386,807**	**$ 428,588**
Total Current Liabilities	$ 126,911	$ 87,133
LT Notes Payable	65,009	139,970
Subordinate Debt	27,913	27,913
Other LT Liabilities	45,227	42,618
Total Stockholder's Equity	121,747	130,954
Total Liabilities & Stockholder's Equity	**$ 386,807**	**$ 428,588**

Source: Company 10K December 31, 2013

First Quarter 2014

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Financial Results

First Quarter 2014 Highlights


THE
APPEARING


Paul Rudd
Amy Poehler
He came...
She came...
They both came.
they came
TOGETHER


Think like a
MAN
too

- Our EBITDA for the 2014 Quarter was $7.5 million compared to $6.9 million for the 2013 quarter representing an increase of $595,000 or 8.6%.

- Our aggregate indebtedness decreased from $201.2 million at March 31, 2014 to $168.9 million at March 31, 2014, a decrease of $32.3 million or 16.1%.

- Net interest expense for the 2014 Quarter was $2.3 million compared to $2.7 million for the 2013 Quarter, a net interest decrease of $376,000 or 14.0%.

Summary Financial Data

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Income Statement	Three Months Ended Mar 31,	
($ in thousands)	2014	2013
Revenues	$ 58,053	$ 59,567
Operating expenses	55,472	57,033
Operating income	2,581	2,534
Net loss applicable to common shareholders	(215)	(668)
Loss Per Share from continuing ops – Basic & fully diluted	(0.01)	(0.03)
EBITDA	7,479	6,884
EBITDA change	$ 595	

Source: Company 10Q Mar 31, 2014
Note: For reconciliation to closest GAAP equivalent please refer to reconciliation slide

Reconciliation of EBITDA to Net Loss

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($ in thousands)	Three Months Ended Mar 31, 2014	Three Months Ended Mar 31, 2013
EBITDA	$ 7,479	$ 6,884
Interest expense, net	(2,297)	(2,673)
Income tax provision	(1,592)	(889)
Depreciation & amortization	(3,805)	(3,990)
Net loss	$ (215)	$ (668)

Summary Balance Sheet

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($ in thousands)	03/31/2014	12/31/2013
Cash and Cash Equivalents	$ 33,594	$ 37,696
Receivables	7,979	9,087
Other Current Assets	8,179	8,334
Total Current Assets	49,752	55,117
Operating property, net	194,490	191,660
Land held for sale	11,479	11,052
Investment and Development Property, net	77,309	74,230
Investment in Unconsolidated Joint Ventures and Entities	7,112	6,735
Other Assets	47,253	48,013
Total Assets	**$ 387,395**	**$ 386,807**
Total Current Liabilities	$ 141,163	$ 126,911
LT Notes Payable	41,903	65,009
Subordinated Debt	27,913	27,913
Other LT Liabilities	47,177	45,227
Total Stockholder's Equity	129,239	121,747
Total Liabilities & Stockholder's Equity	**$ 387,395**	**$ 386,807**

Source: Company 10Q March 31, 2014

Financial Trend

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INTERNATIONAL

2013 Q1 vs. 2014 Q1

Asset and Debt



$450,000
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
(000's)

	Assets	Debt
Q1 2013	$427,367	$200,446
Q1 2014	$387,395	$168,074

Revenue and Adj EBITDA



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
(000's)

	Revenue	Adj EBITDA
Q1 2013	$59,567	$6,884
Q1 2014	$58,053	$6,792

2001 to 2013 Yearly Financial Trend

In US$



Revenue & Adj EBITDA (000's)
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$-
$(50,000)
Assets & Debt (000's)
$500,000
$400,000
$300,000
$200,000
$100,000
$-
$(100,000)

	2001 Proforma	2002	2003	2004	2005	2006	2007	2008	2009	2010	2011	2012	2013
Assets	$170,595	$182,772	$222,866	$230,227	$253,057	$289,231	$346,071	$371,870	$406,417	$430,349	$430,764	$428,588	$386,807
Debt	$42,382	$50,240	$71,145	$83,252	$109,320	$130,212	$175,648	$237,615	$226,155	$227,983	$208,776	$195,759	$167,622
Revenue	$70,291	$86,487	$93,739	$102,982	$103,547	$106,124	$119,235	$197,055	$216,740	$229,322	$244,979	$254,430	$258,221
Adj EBITDA	$(3,707)	$3,532	$6,909	$9,399	$6,022	$17,046	$18,919	$19,777	$31,436	$31,491	$37,272	$38,582	$37,857

Selected Financial Data

READING INTERNATIONAL

	YTD March 2014	YTD March 2013	Year Ended Dec 31, 2013	2012	2011	2010
Revenue	$ 58,053	$ 59,567	$ 258,221	$ 254,430	$ 244,979	$ 229,322
Operating income	$ 2,581	$ 2,534	$ 20,935	$ 19,127	$ 18,178	$ 13,069
Income (loss) from discontinued operations	$ -	$ -	$ -	$ (405)	$ 1,888	$ 97
Net income (loss)	$ (254)	$ (672)	$ 9,145	$ (1,406)	$ 10,896	$ (12,034)
Net income (loss) attributable to Reading International, Inc. shareholders	$ (215)	$ (668)	$ 9,041	$ (914)	$ 9,956	$ (12,650)
Basic earnings (loss) per share	$ (0.01)	$ (0.03)	$ 0.39	$ (0.04)	$ 0.44	$ (0.56)
Diluted earnings (loss) per share	$ (0.01)	$ (0.03)	$ 0.38	$ (0.04)	$ 0.43	$ (0.56)
Other Information:						
Shares outstanding	23,511,228	23,301,155	23,385,519	23,083,265	22,806,838	22,804,313
Total assets	$ 387,395	$ 427,367	$ 386,807	$ 428,588	$ 430,764	$ 430,349
Total debt	$ 168,912	$ 201,284	$ 168,460	$ 196,597	$ 209,614	$ 228,821
Working capital (deficit)	$ (91,411)	$ (16,090)	$ (71,794)	$ (21,415)	$ (12,844)	$ (57,634)
Stockholders' equity	$ 129,239	$ 129,703	$ 121,747	$ 130,954	$ 124,987	$ 112,639
EBIT	$ 3,674	$ 2,894	$ 24,020	$ 20,416	$ 18,664	$ 13,900
Depreciation and amortization	$ 3,805	$ 3,990	$ 15,197	$ 16,049	$ 16,595	$ 15,563
EBITDA	$ 7,479	$ 6,884	$ 39,217	$ 36,800	$ 35,624	$ 29,814
Debt to EBITDA TTM *	4.24	5.86	4.30	5.34	5.88	7.67
Capital expenditure (including acquisitions)	$ 633	$ 1,485	$ 18,146	$ 13,723	$ 9,376	$ 19,371
Number of employees	2,411	2,432	2,494	2,412	2,263	2,109

Source: Company 10K Dec 31, 2013; 10Q March 31, 2014
* EBITDA TTM YTD Mar 2014 $39.8Mil and TTM YTD Mar 2013 $34.3Mil

THANK YOU

READING

INTERNATIONAL